                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  NOVEMBER 18, 1996
                                                   -----------------

                                KERR GROUP, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)

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           DELAWARE                   1-7272                    95-0898810
 ---------------------------     ------------------          ---------------
(State or other jurisdiction   (Commission File No.)        (I.R.S. Employer
        of corporation)                                     Identification No.)
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
500 NEW HOLLAND AVENUE, LANCASTER, PA                              17602
---------------------------------------                          ----------
(Address of Principal Executive Office)                          (Zip Code)
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       Registrant's telephone number, including area code: (717) 299-6511
                                                           --------------

                  1840 CENTURY PARK EAST, LOS ANGELES, CA 90067
                  ---------------------------------------------
          (Former name or former address, if changed since last report)


                                Page 1 of 7 Pages
                         Index Exhibit Appears on Page 5






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ITEM 5.  OTHER EVENTS.

       On November 18, 1996, Kerr Group, Inc. issued a press release announcing that the holders of $50,900,000 of its existing unsecured debt have sold the debt. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.







































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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.
       ---------

       99.1       Press release issued by Kerr Group, Inc., dated November 18,
                  1996.

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



                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KERR GROUP, INC.



Dated:  November 18, 1996            By:  /s/ D. Gordon Strickland
                                          ------------------------
                                          D. Gordon Strickland
                                          President and Chief Executive Officer





























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



                                  EXHIBIT INDEX


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Exhibit No.                        Description
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Page
----
99.1              Press release issued by Kerr Group, Inc., dated November 18,
                  1996

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